



MOLECULIN

Translating Preclinical Research into Clinical Trials

Preclinical and Clinical Research with a Novel Anthracycline – Liposomal Annamycin for R/R AML and Soft Tissue Sarcomas With Pulmonary Metastases









MSC Symposium
September 2022







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Background



Annamycin
Epirubicin
Idarubicin
Doxorubicin

Annamycin, a novel structurally unique anthracycline

Unique new structure

- 3'-Deamination and introduction of iodine at C-2' (previously unexplored)
- Incorporates key structural elements of 3 different clinically used anthracyclines
- Congener of doxorubicin, epirubicin, and idarubicin

Biological properties related to the novel structure

- Elimination of cardiotoxicity
- Overcoming MDR1 resistance mechanisms
- Increased potency
- Rapid cellular uptake
- Unique tissue and organ distribution
- High incorporation in MLV liposomes

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Annamycin is Significantly More Potent Than Doxorubicin Against Multidrug Resistant Tumor Cell Lines


Resistance Index
400
350
300
250
200
150
100
50
0
63
4
356
9
296
5
117
3
263
7
Squamous cancer
Lymphocytic leukemia
Myeloma
Myelocytic leukemia
Breast carcinoma
18
16
14
12
10
8
6
4
2
0
16.3
1.5
10.5
1.4
Breast carcinoma
Small cell lung cancer
DOX
L-ANN
MDR1 Human Cell Lines
MRP1 Human Cell Lines
Susceptible
Resistant
KB
KB/V1
CEM
CEM/Vbl
8226
8226/Dox
HL60
HL60/Dox
MCF-7
MCF-7/Dox
MCF-7
MCF-7/VP
UMCC1
UMCC1/VP

Resistance Index: IC_{50} of Resistant Cells/IC_{50} of Susceptible Cells

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L-Annamycin is Non-Cardiotoxic in FDA Required Tests



% of Mice with Heart Lesions
Control
Doxorubicin
Free Annamycin
L-Annamycin
Dose (%LD10)
50
50
50
Experiment 1 (6 weekly IV injections)
100
90
80
70
60
50
40
30
20
10
0
43
60
100
8
7
0
Doxorubicin
L-Annamycin
20
30
40
20
30
40
Experiment 2 (10 weekly IV injections)

L-Annamycin is Non-Cardiotoxic in FDA Required Tests

Annamycin has little to no cardiotoxicity both preclinically and clinically in 6 clinical trials to date

Cumulative anthracycline doses of >2,200 mg/m2 have been given without cardiotoxicity

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High Efficacy of Liposomal Annamycin (L-ANN) in Combination with Cytarabine in Syngeneic p53-Null AML Mouse Model

Objective was to evaluate efficacy of L-Annamycin alone and in combination with cytosine arabinoside in an aggressive and clinically relevant AML model

Annamycin alone was effective but adding cytosine arabinoside significantly increased the efficacy

Two trials with single agent Annamycin, one in the US and one in Poland confirmed efficacy in R/R AML. No cardiotoxicity was seen even with sensitive biomarkers and strain echocardiography

European clinical trial starting soon with combination of Annamycin and cytosine arabinoside for R/R AML

Phase I/II Trials in the US and Poland for R/R AML

Two Phase I/II clinical trials using L-Annamycin completed

First clinical trial in the US proved safety and activity at 120 mg/m2

Second clinical trial begun in Poland at 120 mg/m2 and RP2D was 240 mg/m2

"Synergism" between clinical trials with the US one segueing smoothly to the Polish trial

Phase I/II Clinical Trial in Europe Initiated with Combination of L-Annamycin and Ara-C

Based on the preclinical data showing greater efficacy adding Ara-C to L-Annamycin, a Phase I/II trial was initiated in Europe

Trial beginning in Poland with expansion to other countries going through regulatory approval

STS often develops pulmonary metastases and most are unresectable

Continued lack of effective chemotherapy

Preclinical experiments demonstrated levels of Annamycin in lung tissue 6-fold greater than doxorubicin

High drug efficacy in lung localized mouse models ranging from inhibition of progression to complete responses with significant improvement of OS


Targeting Sanctuary Sites of Cancer

Liposomal Lung Penetration of L-Annamycin Versus Doxorubicin

Preclinical data demonstrated a 31% higher pulmonary penetration of L-Annamycin compared to doxorubicin

Lungs often a sanctuary site for STS metastases

Preclinical experiments demonstrated greater efficacy of L-Annamycin

Results: Tissue-Organ Distribution

Experimental Design: Group of rats CD®IGS [Crl:CD(SD)]; body weights at dosing ranged from 261-355 g for males and 195-292 g for females) were administered a single IV dose of Liposomal Annamycin (L-ANN), free annamycin (F-Ann) and free doxorubicin (Dox-HCl). The animals were sacrificed at indicated timepoints followed by extraction of plasma and selected organs. The concentration of annamycin and doxorubicin in plasma and selected organs was measured using LC/MS.

Conclusion: Significant level of Annamycin detected in lung parenchyma after administration of L-Annamycin or free annamycin. Doxorubicin levels in lungs at C_{max} was 31 and nine times lower than C_{max} values for L-ANN and free Ann respectively.

Injected agent	C_{max} ng/g (µM)	Ratio of ANN's C_{max} to Dox
Dox	430 (0.74)	1
F-ANN	3,899 (6.1)	9
L-ANN	13,352 (20.8)	31



Ann/Dox-lungs, ng/g
20000
15000
10000
5000
0
0.1
1
10
100
1000
Time (min)
L-ANN
F-ANN
Dox

Results: Tissue-Organ Distribution

Experimental Design: Group of rats CD®IGS [Crl:CD(SD)]; body weights at dosing ranged from 261-355 g for males and 195-292 g for females) were administered a single IV dose of Liposomal Annamycin (L-ANN), free annamycin (F-Ann) and free doxorubicin (Dox-HCl). The animals were sacrificed at indicated timepoints followed by extraction of plasma and selected organs. The concentration of annamycin and doxorubicin in plasma and selected organs was measured using LC/MS.

	Injected agent	C_{max} ng/ml	Ratio of ANN's C_{max} to Dox
PLASMA	Dox	3,625	1
	F-ANN	1495	0.4
	L-ANN	6110	1.7

	Injected agent	C_{max} ng/ml	Ratio of ANN's C_{max} to Dox
LUNG	Dox	430	1
	F-ANN	3899	9
	L-ANN	13352	31

DOX C_{max} in lungs is 8.4-fold lower than in plasma.

Annamycin level in lungs is 2.6-fold higher than in plasma.

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Results: Efficacy of L-ANN in Syngeneic Experimental Metastasis Model of Osteosarcoma: K7M3


Survival
Percent survival
100
50
0
0 10 20 30 40 50 60 70 80 90 100 110 120 130 140 150 160 170 180
Time, days
Vehicle
L-ANN 4mg/kg

K7M3 CT image day 58

Vehicle-treated mice

L-ANN treated mice



Group	Dose	n	M.S.	p
Vehicle	n/a	10	58	
L-ANN	4 mg/kg	10	>177	<0.0001

Conclusion: Clear L-ANN-dependent inhibition of tumor progression and extension of the survival in experimental lung metastatic model. No drug related toxicity in treatment group.

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Preclinical Data Summary

Annamycin (ANN), a novel non-cardiotoxic anthracycline exhibits very high uptake in the lungs compared to doxorubicin (DOX). Furthermore, ANN's displays greater potency than DOX in multidrug resistant tumor cell lines and tested sarcoma cell lines

High concentration of ANN in lungs and nanomolar level cytotoxicity against sarcoma cells are responsible for high *in vivo* efficacy of liposome formulated ANN efficacy in sarcoma lung metastasis models. In contrast, DOX showed no activity in the same models

Ongoing Phase I/II Clinical Trials in the US and Poland

These promising preclinical results led to the initiation of a Phase I/II multicenter sarcoma-specific clinical study in the US for pulmonary metastases on an every 3-week standard regimen

A second clinical trial started in Poland for STS with pulmonary metastases. Dosing on days 1, 8, and 15 every 28 days

Conclusions

ANN shows dose-and-time-dependent accumulation in cells with increased cytosolic localization and greater potency than DOX in multidrug resistant tumor cell lines

The high concentration of ANN in lungs and nanomolar level cytotoxicity against sarcoma cells are responsible for high *in vivo* efficacy in sarcoma lung metastasis models. In contrast, DOX showed no activity in the same models

L-ANN significantly extends survival and reduces tumor burden in mice with advanced lung localized cancers


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